CONVERTIBLE NOTE PAYABLE	6 Months Ended
Jun. 30, 2024
Debt Disclosure [Abstract]
CONVERTIBLE NOTE PAYABLE

15. CONVERTIBLE NOTE PAYABLE

On September 27, 2023, the Company issued a Convertible Promissory Note (“Note”) in a private placement in aggregate principal amount of $609,000. The Note matures in 12 months from the issue date of the Note (the “Maturity Date”), with an annual interest rate of 8%. The Note carries an original issue discount of $44,000. In addition, the Company agrees to pay $15,000 to cover the transaction costs incurred in connection with the purchase and sale of this Note (“Transaction Expense Amount”). Thus, the net proceeds of the Note were $550,000. The Note is convertible into the Company’s ordinary shares at $8.0 per share or at a price equal to 80% multiplied by the lowest daily volume-weighted average price during the 10 trading days immediately preceding the applicable redemption, subject to certain adjustments and limitations, at the holder’s option at any time after six months from the issue date. On the Maturity Date, the holder of the Note has the right to convert all of the outstanding balance of the Note at a price of no less than $2.0 per share (“Floor Price”), which is subject to adjustment by consents of both parties.

For the holder of the Note, conversion price results in beneficial conversion feature (BCF) that is separated as an equity component and assigned a value of $156,440, which is the intrinsic value of the BCF that is measured by difference between the effective conversion price based on the proceeds allocated to the convertible instrument and the conversion prices that are most beneficial to the Note holder and assigned to the equity component and recorded as a debt discount. Debt discount is amortized using the effective interest rate method over the period from the issuance date through the stated maturity date.

The Note is recognized initially at fair value, net of debt discounts including original issue discount, Transaction Expense Amount, and allocation of proceeds to beneficial conversion feature, in the amount of $215,440. As of June 30, 2024, the remaining unamortized debt discount was $62,806, and will be amortized through September 27, 2024. Issuance costs and other Discounts accretion are recorded as interest expense in the consolidated statement of operations.

The Company recognized interest expense of approximately $119,000 for the period ended June 30, 2024 including interest relating to contractual interest obligation approximately of $22,000 and amortization of the discounts and debt issuance cost approximately of $97,000. As of June 30, 2024, the principal balance and accrued interest of the Note was partially converted to the Company’s ordinary shares in March, April, and May 2024 (see Note 18 Equity), and the outstanding balance of the Note net of unamortized debt discount was $350,930.